Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 15, 2012, for Class A, Class C, Institutional Class, Advisor Class, Investor Class, and Trust Class shares, as applicable, of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund

Supplement to the Prospectuses dated December 15, 2012, as amended January 25, 2013, for Class A, Class C, Institutional Class, Investor Class, and Trust Class shares of Neuberger Berman International Equity Fund

The following text replaces the corresponding text in the “Distribution and Taxes” section of each Prospectus:

Distributions and Taxes

Distributions — A Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, a Fund makes any distributions once a year (in December), except that Equity Income Fund and Real Estate Fund typically distribute any net investment income quarterly. A Fund may make additional distributions, if necessary, to avoid income or excise taxes.

Unless you designate otherwise, your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates that are lower than the rates for ordinary income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for certain individual shareholders are subject to maximum federal income tax rates that are lower than the rates for ordinary income. Whether a Fund’s capital gain distributions are treated as long-term or short-term gain depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. For certain individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for maximum federal income tax rates that are lower than the rates for ordinary income.

Additional tax — Beginning in 2013 an individual shareholder’s distributions from a Fund and gains recognized from the redemption of Fund shares will be subject to a 3.8% federal tax to the extent the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property) is greater than the excess of his or her “modified adjusted gross income” over a specified threshold. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

If you use an investment provider, you must supply your signed taxpayer identification number form (generally Form W-9) to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net income or as net capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no current  tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares acquired after December 31, 2011 (collectively, “Covered Shares”) will be determined in accordance with a Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different method acceptable to the Internal Revenue Service.  The basis determination method may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Distributions and Taxes” in the SAI for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

This supplement should be retained with your Prospectus for future reference.

The date of this supplement is January 25, 2013.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY  10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Website: www.nb.com